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                         ADDISON CAPITAL SHARES, INC.

                       Supplement dated November 3, 1999
                   to the Prospectus dated November 1, 1999


Introduction

At a Special Meeting of the Board of Directors of Addison Capital Shares, Inc. (the "Fund") held on October 27, 1999, the Board, including a majority of the independent directors, voted to terminate the Fund's current investment advisory agreement with Addison Capital Management Company ("Addison"), subject to shareholder approval of a new investment advisory agreement with Independence Capital Management, Inc. ("ICMI") (the "Proposed Advisory Agreement"). The Board determined to recommend the Proposed Advisory Agreement to shareholders because it believes that ICMI will improve the investment performance of the Fund. A Special Meeting of Shareholders to consider the Proposed Advisory Agreement has been scheduled for December 16, 1999.

ICMI, organized in 1989 as a wholly-owned subsidiary of The Penn Mutual Life Insurance Company ("Penn Mutual"), manages approximately $1.8 billion in client assets. ICMI currently serves as investment adviser to three portfolios of the Penn Series Funds, several institutional fixed income portfolios and four Separate Account portfolios for Penn Mutual.


Investment Style

If the Proposed Advisory Agreement is approved by shareholders, ICMI will employ a growth and income investment style to achieve the Fund's investment objective, which differs from the value-oriented approach used by Addison. In selecting investments for the Fund, ICMI would emphasize companies that have demonstrated business success, and which ICMI believes have the ability to sustain earnings growth relative to expectations. This differs from Addison's strategy of seeking to invest in securities of companies that are undervalued. The Fund's investment objective of long term capital appreciation will not change.


Portfolio Managers

If the Proposed Advisory Agreement is approved, Richardson T. Merriman and Willard N. Woolbert will share the day-to-day portfolio management of the Fund.


Mr. Merriman, Senior Vice President of ICMI, has over 25 years of investment management experience. He currently oversees the investment policies, strategies and security selection for ICMI and The Pennsylvania Trust Company of which he is President and Chief Executive Officer. Mr. Merriman is a member of the Financial Analysts of Philadelphia, The Association of Investment Management and Research and the Philadelphia Securities Association. He earned a B.A. in Economics from Rollins College and an M.B.A. from New York University.

Mr. Woolbert, Vice President of ICMI, has over 25 years of money management experience and, as Senior Vice President of The Pennsylvania Trust Company, is responsible for developing and implementing investment policies, strategies and security selection. He is a member of the Financial Analysts of Philadelphia and The Association for Investment Management and Research. He received an A.B. in History from Brown University and an M.B.A. from Drexel University.
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Past Performance of ICMI

ICMI also acts as investment adviser to Penn Mutual Separate Account D ("Separate Account D"), which has an investment objective and investment policies that do not differ in any material respect from the way that ICMI would manage the Fund's assets. Below are the average annual returns for Separate Account D over the time periods indicated.



                                   Average annual return for the periods ended September 30, 1999
                                   --------------------------------------------------------------
          Fund                          One Year    Three Years    Since Inception (3/1/88)*
          ----                          --------    -----------    ------------------------
    Separate Account D                   21.93%       21.46%                 14.63%

* Mr. Merriman began managing the assets of Separate Account D on July 31,
1995 and Mr. Woolbert assumed shared responsibility for managing the assets of Separate Account D on March 30, 1998. The average annual total return of Separate Account D for the period from July 31, 1995 through September 30, 1999 was 20.97%.


The Proposed Advisory Agreement

ICMI has agreed to act as investment adviser to the Fund under substantially the same terms and conditions as Addison serves under the current investment advisory agreement. The fees to be paid to ICMI under the Proposed Advisory Agreement will be the same as those paid to Addison under the current investment advisory agreement.




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